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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 25, 2003

AVX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 17th Avenue South Myrtle Beach, South Carolina		29577
(Address of principal executive offices)		(Zip Code)

(843) 448-9411
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

On November 25, 2003, AVX Corporation issued a press release announcing its intention, effective the 1st of January 2004, to establish new wholly-owned subsidiaries to be called Kyocera Electronic Devices, that will focus exclusively on the design, marketing and sale of products supplied from its majority stockholder, Kyocera Corporation. A copy of this press release is furnished with this report Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

That press release may contain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of AVX's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties are described in our 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (www.sec.gov), to which reference is hereby made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVX CORPORATION

Date:	November 25, 2003	By:	/S/ Kurt P. Cummings

		Name:	Kurt P. Cummings
		Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary

Exhibit Index
Exhibit No.	Description of Exhibit
99.1	Press Release issued by AVX Corporation, dated November 25, 2003

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Item 9. Regulation FD Disclosure
Signature
Exhibit Index